UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 4, 2008

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Financial Information.

On April 4, 2008, First National Bancshares, Inc., parent company of First National Bank of the South, announced the results of its current stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit
Number	Description

99.1	Press Release of First National Bancshares, Inc. dated April 4, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By: /s/ Kitty B. Payne Name Kitty B. Payne Title: Executive Vice President/Chief Financial Officer

Dated: April 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of First National Bancshares, Inc. dated April 4, 2008.